Stock Transactions	12 Months Ended
Dec. 31, 2011
Stock Transactions [Line Items]
Stockholders Equity Note Disclosure

NOTE 3 STOCK TRANSACTIONS

In February 2011, RGA issued 141,405 shares of common stock from treasury and repurchased from recipients 49,669 of its common shares at $59.55 per share in settlement of income tax withholding requirements incurred by recipients of an equity incentive award. Additionally, in February 2011, non-employee directors were granted a total of 14,200 shares of common stock.

In anticipation of the redemption and remarketing of the Company's trust preferred securities discussed in Note 13 – “Debt and Trust Preferred Securities,” the Company purchased 3,000,000 shares of its outstanding common stock from MetLife, Inc. in February 2011, at a price of $61.14 per share, reflecting the most recent closing price of the Company's common stock. The purchased common shares have been placed into treasury to be used for general corporate purposes.

In March 2011, approximately 4,402,078 of outstanding warrants were exercised at a price of $35.44 per warrant, resulting in the issuance of 5,506,088 common shares. See Note 13 – “Debt and Trust Preferred Securities,” for more information on the exercise of these warrants.

In March 2011, RGA entered into an accelerated share repurchase (“ASR”) agreement with a financial counterparty. Under the ASR agreement, RGA purchased 2,500,000 shares of its outstanding common stock at an initial price of $59.76 per share and an aggregate price of approximately $149.4 million. The purchase price was funded from cash on hand. The counterparty completed its purchases during the second quarter of 2011 and as a result, RGA was required to pay $4.3 million to the counterparty for the final settlement which resulted in a final price of $61.47 per share on the repurchased common stock. The common shares repurchased have been placed into treasury to be used for general corporate purposes.

RGA's share repurchase transactions described above are intended to substantially offset share dilution associated with the issuance of 5,506,088 common shares from the exercise of warrants as discussed above.

At the beginning of 2011, RGA had $43.4 million remaining under its January 2002 board of directors approved stock repurchase program. Under this repurchase program, RGA was authorized to purchase its common stock in the open market, pursuant to the terms of a pre-set trading plan meeting the requirements of Rule 10b5-1 under the Exchange Act. During 2011, RGA repurchased 838,362 shares of common stock under this program for $43.1 million at an average price per share of $51.39. RGA has approximately $0.3 million remaining under this repurchase program. The common shares repurchased have been placed into treasury to be used for general corporate purposes.